Exhibit 99.1

1 Investor Presentation March 2017

2 Safe Harbor Disclosure Regarding Forward - Looking Statements This presentation includes "forward - looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and other federal securities laws, including statements regarding our futu re performance, future book value, rates of return, ability to obtain future financing, including through the sale of A - notes, exit capitalization rates, our use of capital, the timing of our investment cycle, the expected timing of certificates of occupanc y, future profits from investments, our future stock price, our dividends to our common stockholders and the holders of our Series A Preferred Stock, our loan pipeline, our anticipated loan closings and future funding of existing loan commitments. The ultima te occurrence of events and results referenced in these forward - looking statements is subject to known and unknown risks and uncertainties, many of which are beyond our control. Such risks include our ability to obtain additional liquidity to fund ou r l oan pipeline, our ability to make distributions at expected levels, the potential impact of interest rate fluctuations, the uncer tai nty as to the value of our investments, the lack of liquidity in our investments and whether we can realize expected gains from our equ ity participation interests. These forward - looking statements are based upon the Company's present intentions and expectations, but the events and results referenced in these statements are not guaranteed to occur. Investors should not place undue reliance upo n forward - looking statements. There can be no assurance that our expectations of the future performance of our investments will be achieved. This information provided herein is as of this date and the Company undertakes no duty to update any forward - looking statements contained herein. For a discussion of these and other risks facing our business, see the information under the hea din g “Risk Factors” in our filings with the Securities and Exchange Commission (“SEC”) from time to time, which are accessible on the SEC’s website at www.sec.gov . This presentation contains statistics and other data that has been obtained from or compiled from information made available by third parties. We have not independently verified such statistics or data. Contact: Jernigan Capital, Inc. John A. Good (901) 567 - 9517

3 March 2017 provides debt and equity capital to private developers, owners, and operators of self - storage facilities. Our mission is to be the preeminent capital partner for self - storage entrepreneurs nationwide by offering creative solutions through an experienced team demonstrating the highest levels of integrity, dedication, excellence and community, while maximizing shareholder value.

Investment Highlights

Compelling Investment Economics	▪ Projected to generate high teens - low 20% unlevered IRRs on development investments [(1)] ▪ Projected to achieve 50%+ development margins (develop to 9%+ development yield and sell at 5.5% cap rate) ▪ Total shareholder return of 29% since March 2015 IPO [(2)]
High Quality Platform with Demonstrated Expertise	▪ Committed loans of approximately $400 million since IPO between the JV and balance sheet ▪ Dedicated team with extensive knowledge of and contacts within the self-storage industry ▪ Disciplined investment process to determine suitability for the borrower and JCAP's portfolio; closed on only ~6% of the loans evaluated since IPO
Significant Identified Growth Opportunities	▪ $800 million pipeline working through underwriting, principally from long-term relationships ▪ Closed $105.6 million of new development investments in 2017 ▪ Entire pipeline is comprised of development investments
Robust Self-Storage Fundamentals	▪ REIT industry leading 6-10% same store NOI growth over past two years [(3)] ▪ Top performing real estate sub-sector in total shareholder return since 1994 (per NAREIT) ▪ Poised for future growth due to decreasing home ownership, a relative lack of supply and changing demographics
Flexible Capital Structure and Attractive Valuation	▪ Diversified financing strategy for external growth via attractive private equity match funding, A note sales and an effective shelf registration statement ▪ 6.3% dividend yield [(2)]

(1) Projected IRR range assumes the following: a 3-year lease-up period, a 9.0% development yield, a 5.5% exit cap rate and a sale at stabilization
(2) Based on closing stock price of $22.34 on 3/2/2017
(3) NOI growth reflects the year-over-year same-store NOI growth range of CUBE, EXR, LSI and PSA

JERNIGAN Capital

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High ROI Business Model Supported By Strong Storage Fundamentals

Providing Innovative Loan Financing Solutions for the Self-Storage Industry

Development Loans

Ground-up Construction | *Major Redevelopment*

Primary Investment Strategy

- Primary focus on programmatic self-storage development in top-tier markets
- Seek experienced developers looking for a reliable and fair capital partner
  - High character, financial stability and proven track record for picking great sites
  - Known to JCAP management
  - Loyalty

Typical Loan Terms

- 90% LTC
- 6 year term
- Equity participation
- 10-30% funded at origination; balance funded over 9-14 months

Illustrative Development Property Investment



$10 million
Development Cost
$9 million
JCAP Investment (with ROFR)
6 year / 6.9% Interest Rate
$1 million
Developer Equity
$5.85 million
Senior Participation
Leverage created for JCAP at Certificate of Occupancy; 3 year term at 30-day LIBOR plus spread(1)
$3.15 million
JCAP Net Implied Retained Interest
JCAP Equity Participation 49.9%
Cash flows, Refinancing, and Sale Proceeds

Attractive Risk-Adjusted Returns Through Equity Participations

JERNIGAN Capital

Note: Prior investments have included both stabilized property and construction loans
(1) Senior participation proceeds are available to fund new investments or committed draws

5

6 Selective Underwriting $6.7 billion Investments Reviewed $804 million Term Sheets Issued $548 million Signed Term Sheets $398 million (~6% of Evaluated) Closed Investments Stringent Underwriting Process Based on Management’s Extensive Experience and Successful Track Record Investing in Self - Storage

7 Underwriting Track Record Tampa, FL Orlando, FL Atlanta, GA Atlanta, GA ▪ Faster lease - up ▪ Higher occupancy and income Consistent Outperformance R elative to Underwriting Commitment Date MSA Date Opened Days Open Current Physical Occupancy Year 1 UW Occupancy 6/19/2015 Tampa 4/11/2016 325 75.6% 40.0% 4/21/2015 Orlando 5/1/2016 305 74.0% 40.0% 6/26/2015 Atlanta 5/24/2016 282 49.3% 40.0% 6/10/2015 Atlanta 5/25/2016 281 38.2% 40.0% 9/30/2015 Jacksonville 8/12/2016 202 56.4% 40.0% 6/29/2015 Charlotte 8/18/2016 196 18.5% 40.0% 7/2/2015 Milwaukee 10/9/2016 144 5.5% 40.0% 7/31/15 New Haven 12/21/2016 76 7.4% 40.0% Average 226 40.6% 40.0% Jacksonville, FL Charlotte, NC Note: Days open and physical occupancy as of March 2, 2017 (1) Certificate of Occupancy was received in August 2016, prior to the property being ready for opening by Life Storage, the thir d - p arty manager of the project. Property open to partial leasing 10/9/16. All floors open to leasing February 2017. (1)

Attractive Investment Portfolio

$371 Million Committed[(1)] / 40 Loans[(1)]

C/O LTV: 67%	Avg. Date to C/O: Nov. 2017[(2)]
Stabilized LTV: 52%	Avg. Date to Stabilization: July 2020[(3)]

- Development investments currently represent ~89% of investment portfolio
- Wholly-owned portfolio will continue to grow as the Heitman JV is fully committed
- ~52% of investments expecting C/O in 2017

Investments by Type[(4)]



Construction (C/O takeout) 8%
Development 89%
Operating Property 3%

% Wholly-Owned / % Joint Venture



Joint Venture 33%
Wholly Owned 67%

Status of Development Investments[(5)]



C/O Expected 2018 32%
C/O Expected 2017 52%
C/O Achieved 16%

Notes: Percentage of portfolio based on committed total investment amounts; Company's capital commitments to wholly-owned and joint venture investments are 97% and 3%, respectively. Portfolio overview statistics exclude pipeline investments, including those with executed term sheets

(1) Represents total closed investments since the IPO less $21 million of repayments related to $27.7 million of committed principal
(2) Represents the average of closed development loans and joint venture loans that have not achieved C/O
(3) Represents the average of closed development loans and joint venture loans. Average date to stabilization assumes three year lease-up period post C/O
(4) JCAP maintains equity participation only on development investments
(5) Does not include construction (C/O takeout) investments

JERNIGAN Capital

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High Quality Self-Storage Properties Located in Attractive Markets

Portfolio Highlights

- Investments in a portfolio of newly built, Class-A self-storage facilities located within the top 100 MSA's
- Target markets are characterized by strong projected population growth and below average self-storage supply
- Seek markets positioned for high return self-storage development
  - High density, population growth and household incomes
  - Low self-storage coverage per capita
  - Concentration of renters (particularly millennials)
- Current markets are expected to grow more than 35% faster than the national average[(1)]
- Current markets have 15%-20% less storage available per person relative to the national average

Investments by Geography



Raleigh 5%
Other 32%
Orlando 5%
Charlotte 6%
Jacksonville 6%
Fort Lauderdale 6%
New York City 6%
Miami 13%
Atlanta 21%

Square Footage Per Capita



SF Per Capita
National SF Per Capita 6.8
JCAP SF Per Capita 5.6
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
-
6.4
4.9
2.7
4.9
6.6
7.0
5.9
6.1
5.6
Atlanta
Miami
New York City
Fort Lauderdale
Jacksonville
Charlotte
Orlando
Raleigh
Other

Source: Self-Storage Almanac

Notes: Percentages and Company's market average are weighted based on committed total investment amounts

Other geographies include Washington DC, New Orleans, Houston, Denver, Columbia (SC), Austin, Milwaukee, West Palm Beach, New Haven, Tampa, Pittsburgh, Sarasota, Newark, Chicago, Nashville

(1) Population growth represents projected growth by state from 2010 – 2020. JCAP current states weighted by commitment amount.

JERNIGAN Capital

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10 Jacksonville, FL Case Study – Ground Up Development Initial Underwriting Current Expectations Est. Cost to Build $7,160,880 $7,160,880 Development Yield 8.8% 10.0% Length of Construction 14 months 11 months Length of Lease Up 36 months 26 months C/O Value $7,836,278 $10,209,301 Stabilized Cap Rate 6.5% 5.5% Stabilized Value $9,644,650 $12,993,656 JCAP Profit $1,239,401 $2,910,555 Key Metrics Property Highlights ▪ Multi - story climate controlled facility totaling 59,848 net rentable square feet ▪ Investment originated in September 2015; C/O achieved August 2016 ▪ Located on East West Parkway, just west of Highway 17, in Fleming Island, Florida ▪ Extremely low competition; Fleming Island currently only has one self - storage facility and has 1.7 square feet of storage per capita within the submarket ▪ 3 - mile median household income: $91,282 Note: Development yield based on 85% stabilized occupancy and current market rent

11 ▪ Multi - story climate controlled facility totaling 66,332 net rentable square feet ▪ Investment originated in June 2015; C/O achieved May 2016 ▪ Located directly off of Interstate 75 which is a major north - south interstate that runs through six states ▪ 226,580 cars pass the site daily on Interstate 75 ▪ 3 - mile population: 77,749 Atlanta, GA Case Study – Conversion of Industrial Warehouse Key Metrics Property Highlights Initial Underwriting Current Expectations Est. Cost to Build $6,722,222 $6,722,222 Development Yield 9.5% 12.3% Length of Construction 14 months 11 months Length of Lease Up 36 months 26 months C/O Value $7,510,935 $11,778,112 Stabilized Cap Rate 7.0% 5.5% Stabilized Value $9,120,422 $14,990,324 JCAP Profit $1,196,702 $4,125,783 Note: Development yield based on 85% stabilized occupancy and current market rent

12 ▪ February: $17.5 million development investment commitment for a 1,104 unit facility in the affluent Buckhead submarket at the junction of I - 75 and I - 85 ▪ Construction on the new facility is expected to commence in August 2017 and targeted for completion in 3Q 2018 ▪ Storage Development Partners, LLC is the developer, a new co - investment partner for the company Recent Developments Fort Lauderdale, Florida Atlanta, Georgia ▪ March: $10.0 million development investment commitment for a 768 - unit facility between I - 95 and the Atlantic Ocean ▪ Construction to commence in 2Q 2017 and targeted for completion in 2Q 2018 ▪ Market has substantial need for state of the art facility ▪ Storage Builders II, LLC is the developer and has three other co - investments with the company

13 Development Markets Executed Term Sheet and Pipeline Executed Term Sheet Pipeline ▪ Executed term sheets for investments in 14 separate self - storage development projects for an aggregate capital commitment of approximately $150 million, eleven of which are expected to close by Q2 2017 ▪ Maintain a robust $800+ million pipeline of additional development investment opportunities in top 50 markets Current Investment Pipeline Note: Executed term sheets are non - binding and remain subject to entry into definitive agreements Atlanta Denver Jacksonville Kansas City Boston Louisville Miami/Ft. Lauderdale/West Palm Beach Nashville New Orleans New York City Orlando Pittsburgh Seattle Baltimore San Antonio Los Angeles Richmond Tampa / St . Petersburg Detroit Greensboro New Haven Washington DC

14 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% - 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 As % of Existing Supply New Square Footage (000s) New Square Footage Completions As a % of existing supply Compelling Development Investment Opportunity New Square Footage Constructed - Nationwide ▪ Supply growth has historically been modest (<1%) due to “spec” build / long lease - up times ▪ Exacerbated from 2010 to 2015 due to financial crisis and resulting regulatory changes / pressures ▪ Management estimates top 50 markets are significantly undersupplied ▪ Drives strong industry fundamentals and creates development investment opportunities Source: FW Dodge, Self - Storage Almanac, Management Estimates Six Years of Dramatic Undersupply

15 78.0% 80.0% 82.0% 84.0% 86.0% 88.0% 90.0% 92.0% 94.0% 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 Self - Storage Total Returns During the Last 10 Years Have Been Three Times Greater than t he RMS Industry Leading Fundamentals NOI Growth Physical Occupancy ▪ Industry is essentially full ( 91 - 94% physical occupied ) and driving premium (4 - 9%) same store NOI growth ▪ Public REITs have p redominantly avoided development , favoring acquisition and “C/O deals ” (Certificate of Occupancy) Source: Public company filings of self - storage REITs (CUBE, EXR, LSI and PSA) as of 12/31/2016 Notes: NOI Growth reflects the average year - over - year same - store NOI growth of CUBE, EXR, LSI and PSA Occupancy reflects the average same - store physical occupancy of CUBE, EXR, LSI and PSA

16 Recent Financial Highlights ▪ Reported 2016 EPS of $2.42 ~ Increase of $3.11 per common share over 2015 ▪ Reported 2016 Adjusted EPS of $3.11 ~ Increase of $3.51 per common share over 2015 ▪ C losed on $105.6 million of new development investments comprising eight projects between January 1, 2017 and March 1, 2017 ▪ Established relationships with six new development partners thus far in 2017, bringing total development partner relationships to 23 ▪ Projected advances on the investment portfolio of $145 million to $160 million in 2017 ▪ Projected closings of $350 million to $375 million of new development property investments with a profits interest in 2017

Experienced and Aligned Senior Management Team

Management Owns Approximately 9% of Company, Creating Significant Alignment of Interests







Dean Jernigan
Chairman of the Board &
Chief Executive Officer

- 32 years of experience
- Has invested over $3 billion of capital in the self-storage industry
- CEO of CubeSmart from 2006 to 2013
- Chairman and CEO of Storage USA from 1984 to 2002
- Member of NAREIT's Board of Governors from 1995 to 2002
- Member of NAREIT's Executive Committee from 1998 to 2002

John Good
President & Chief Operating Officer

- 28+ years of experience with nationally-known corporate/securities law firms
- Former outside corporate and securities counsel to CubeSmart and IPO counsel for Jernigan Capital
- Nationally recognized corporate and securities lawyer, lead counsel on over 200 securities offerings raising in excess of $25 billion and M&A transactions in excess of $17 billion
- Previously ranked by Chambers USA as a leading lawyer to the REIT industry and has been active in NAREIT since 1994

Bill Drummond
Chief Financial Officer

- 37 years of accounting experience at Ernst & Young, including 26 years as an audit partner
- Audit partner for over 15 public companies
- Managing Partner of Memphis EY office

JERNIGAN Capital
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18 Experienced Senior Management Team with Significant Ownership Significant Identified Growth Opportunities Robust Self - Storage Industry Fundamentals Compelling Investment Economics Flexible Capital Structure and Attractive Valuation High Quality Platform with Demonstrated Expertise Attractive Investment Thesis High ROI Investment Opportunity in Self - Storage Sector

19 Appendix

Portfolio Detail

$ in 000s Closing Date	Location (MSA)	Investment Type	Status	Size	Funded Investment [1]	Remaining Unfunded Commitment	Fair Value
REIT Level Investments - as of 12/31/2016							
4/21/2015	Orlando [2]	Development	C/O achieved May 2016	$5,372	$5,308	$64	$7,302
6/10/2015	Atlanta 1 [2]	Development	C/O achieved May 2016	8,132	7,694	438	10,404
6/19/2015	Tampa [2]	Development	C/O achieved April 2016	5,369	5,285	84	6,279
6/26/2015	Atlanta 2 [2]	Development	C/O achieved May 2016	6,050	5,620	430	8,900
6/29/2015	Charlotte 1 [2]	Development	C/O achieved Aug. 2016	7,624	6,842	782	9,853
7/2/2015	Milwaukee [2]	Development	C/O achieved Oct. 2016	7,650	5,608	2,042	7,008
7/31/2015	New Haven [2]	Development	C/O achieved Dec. 2016	6,930	5,257	1,673	6,730
8/10/2015	Pittsburgh [3]	Development	C/O expected May 2017	5,266	3,497	1,769	4,551
8/14/2015	Raleigh	Development	C/O expected Nov. 2017	8,792	1,460	7,332	1,396
9/30/2015	Jacksonville 1 [2]	Development	C/O achieved Aug. 2016	6,445	5,852	593	7,962
10/27/2015	Austin [3]	Development	C/O expected March 2017	8,658	4,366	4,292	5,192
9/20/2016	Charlotte 2	Development	C/O expected Mar. 2018	12,888	1,446	11,442	1,298
11/17/2016	Orlando 2	Development	C/O expected June 2017	5,134	1,342	3,792	1,237
11/17/2016	Jacksonville 2	Development	C/O expected Nov. 2017	7,530	624	6,906	551
Subtotal Development				$101,840	$60,201	$41,639	$78,663
Subtotal Construction				$30,025	$16,714	$13,311	$16,439
Subtotal Operating Property				$9,992	$9,990	$2	$9,905
Total REIT Committed Investments - as of 12/31/2016				$141,857	$86,905	$54,952	$105,007
Total Heitman JV Investments				$123,273	$29,495	$93,778	$28,568
Total REIT + Heitman JV Committed Investments - as of 12/31/2016				$265,130	$116,400	$148,730	$133,575
REIT Level Investments - Closed in 2017							
1/4/2017	New York City	Development	C/O expected Aug. 2017	$16,117	NA	NA	NA
1/18/2017	Atlanta 3	Development	C/O expected Mar. 2018	14,115	NA	NA	NA
1/31/2017	Atlanta 4	Development	C/O expected Mar. 2018	13,678	NA	NA	NA
2/24/2017	Orlando 3	Development	C/O expected April 2018	8,056	NA	NA	NA
2/24/2017	New Orleans	Development	C/O expected April 2018	12,549	NA	NA	NA
2/27/2017	Atlanta 5	Development	C/O expected April 2018	17,492	NA	NA	NA
3/1/2017	Fort Lauderdale	Development	C/O expected April 2018	9,952	NA	NA	NA
3/1/2017	Houston	Development	C/O expected Oct. 2017	13,630	NA	NA	NA
Total REIT Level Investments - Closed in 2017				$105,589	NA	NA	NA
Total REIT + Heitman JV Committed Investments as of March 1, 2017				$370,719	$116,400	$148,730	$133,575

Note: Represents portfolio as of 12/31/2016, adjusted for disclosed subsequent events
(1) Represents principal balance of loan gross of origination fees
(2) Facility has achieved certificate of occupancy as of 12/31/2016
(3) Facility had achieved at least 40% construction completion but had not received certificate of occupancy as of 12/31/2016

JERNIGAN Capital

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Underwriting Timeline

- Below is an example of a typical timeline for a development project
  - Key assumptions include a 9.25% yield on cost and a 5.5% cap rate at stabilization
  - Rental rates determined at the time of underwriting – no trending of rents



Investment Origination
Certificate of Occupancy
(~$13.2 million estimated value)
Stabilization
(~$16.8 million estimated value)
Prospect to Closed Investment
Facility Construction
($10.0 million total cost)
Lease-up period
4 months
14 months
Fair Value Accounting recognition of 1/3 estimated profit between 40% completion and Certificate of Occupancy
3 years
Fair Value Accounting recognition of balance of estimated profit over remaining term of investment using DCF method and appraisals
Construction Start → Stabilization
~ 4 years

Note: C/O value estimate based on a 150bp spread to exit cap rate (7%), representing ~50% of estimated profit interests

JERNIGAN Capital

21

22 Not A Typical Mortgage REIT Typical Mortgage REIT ▪ Higher corporate leverage, including leverage of junior debt ▪ No equity participation ▪ Structured finance arbitrage rather than property focus Jernigan Capital ▪ Low corporate leverage ▪ Equity participations that allow investors to participate in property appreciation ▪ Specific niche property focus led by team with decades of experience in self - storage ▪ Rights of first refusal for purchase of all new development (1) ▪ Characteristics that distinguish Company from a typical mortgage REIT - Emphasis on outsized value accretion versus current cash flow - Underwriting to own versus underwriting to avoid owning - Structural pathway to asset ownership versus return and redeployment of principal (1) Excluding C/O take - out deals and initial deals on which ROFRs were transferred

23 ▪ Underwriting performed by management team with many years of experience using data - driven, submarket focused approach ▪ Significant operating and interest reserves built into each project and portion of developer fee deferred ▪ Significant input from third party managers on unit mix and projected operating results ▪ Conservative lease - up projection relative to current experience by equity REITs ▪ Rents not trended in underwriting ▪ Deal structure designed for quick takeover, together with strong covenants, completion guarantees and ROFR Conservative Underwriting and Expert Processing / Servicing Conservative Underwriting ▪ S ervicing team – collective experience of more than 40 years across all property types ▪ General Counsel – over 30 years of real estate experience representing primarily developers and serial acquirers ▪ Construction monitoring and draw authorization by Newbanks (national firm with 55 years in business, focused exclusively on construction consulting services and client list including all major financial institutions) ▪ Weekly monitoring of lease - up; continuous dialogue with developer at all stages of investment Expert Monitoring and Servicing

24 Business Plan and Investments are Even More Attractive Today than a t t he Time o f i ts IPO Impressive Results Since IPO Key Metrics Considered at IPO Current Market Conditions Investment Opportunity Pipeline of attractive development investments s ignificantly greater than anticipated at IPO Development Yields Higher than underwritten, with some properties more than 200 bps better A Note Sales Multiple options available at certificate of occupancy (C/O); pricing better than expected; $ 30.4 million of A note sales at December 31, 2016 at 4.2% Corporate Capital Alternatives and Costs A notes, joint venture, preferred equity and effective shelf provide sufficient capital to fund business through end of 2017 at attractive costs relative to investment opportunities Institutional Validation Sophisticated institutional owners of common stock; large investments from Heitman (joint venture) and Highland Capital (preferred equity commitment)

25 Highland Capital Series A Preferred Overview ▪ On July 27, 2016, Jernigan Capital entered into an agreement with NexPoint Advisors, L.P., an affiliate of Highland Capital Management, LP, to issue up to $125 million of our newly designated Series A Preferred Stock ▪ The Company believes this capital will support up to $200 million of additional high - quality self storage development investments Investor Funds managed by NexPoint Advisors, L.P. Structure of the Investment Series A Preferred Stock Investment Size Up to $125 million of equity capital through July 2018 Current Balance $10 million Investment Term JCAP has the right to redeem Series A Preferred after August 1, 2021 Funding Schedule Drawn in $5 million minimum increments to match fund JCAP investments for an aggregate minimum amount of $50 million by July 2018 ; flexible structure allows JCAP to layer in up to $75 million of A notes/senior participations and other types of capital to optimally finance investments Cost of Capital 7% cash dividend and Payment in Kind (“PIK”) dividend (common or additional Series A P referred Stock, at investor’s election) up to 25% of incremental increase in book value; total return limited to 14% IRR Substantial Advantages of this Structure Match funding, limited dilution, alignment of interests

26 Heitman Capital Management Joint Venture Overview ▪ On March 7, 2016, Jernigan Capital, through its operating company, entered into a limited liability company agreement to form a real estate venture (“JV”) partnership with an investment vehicle of Heitman Capital Management for a total commitment by the parties of up to $122.2 million ▪ Heitman recognizes JCAP’s self storage knowledge, experience and relationships and will rely on JCAP to source all investment s, manage the relationships with developers, process and service all investments and make decisions regarding financial and tax accounting JV Partner Heitman Capital Management LLC Initial Investment Structure 90% Heitman / 10% JCAP Maximum and Current JV Commitment $123.3 million (Fully Committed) JCAP Fee Overview A. Acquisition Fee: 1% on new equity investments above $41.9 million initial contribution B. Administrative Fee (Capped) C. Promote: (i) 90% / 10% split through 14% IRR (ii) 80% / 20% split through 17% IRR (iii) 70% / 30% split through 20% IRR (iv) 60% / 40% split after 20% IRR Substantial Advantages of this Structure Match funding, no dilution, favorable promote structure Heitman Joint Venture is Fully Committed